UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2006

                        General DataComm Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-8086                  06-0853856
         --------                    ------                   ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)

             6 Rubber Avenue, Naugatuck, CT                      06770
          --------------------------------------               --------
         (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (203)-729-0271

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      On February 17, 2006, pursuant to authorization by the Board of Directors and amendment to the loan agreement with the Corporation's senior lenders, the Corporation borrowed $250,000 from Howard S. Modlin, Chairman of the Board. The loan is payable on demand and bears interest at the rate of 10% per annum from February 17, 2006 payable monthly commencing June 30, 2006 or date of repayment if earlier. The note together with previous loans aggregating $1,600,000 made by Mr. Modlin ($1,050,000) and John L. Segall ($550,000), a Director, is secured by all of the assets of the Corporation behind the first lien of the Corporation's senior lenders. It is presently contemplated that the Corporation will repay the loan within sixty (60) days.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               General DataComm Industries, Inc.
                                               (Registrant)


                                               By: /S/ William G. Henry
                                                   -----------------------------
                                                   William G. Henry
                                                   Vice President and
                                                   Principal Financial Officer

February 21, 2006